Exhibit 10.14

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“THE ACT”) OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE (THE “LAWS”).  THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION AND QUALIFICATION OF THESE SECURITIES UNDER THE ACT AND THE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND THE LAWS.

WARRANT AGREEMENT

THIS WARRANT AGREEMENT (this “Agreement”) is entered into and effective as of June 23, 2008 (the “Effective Date”), by and between IdeaEdge, Inc., a Colorado corporation (the “Company”), and Joseph Abrams (“Warrantholder”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the Company and the Warrantholder certify and agree as follows:

1.

Grant of the Right to Purchase Stock.  For value received, the Company hereby grants to Warrantholder, and Warrantholder is entitled to, upon the terms and subject to the conditions set forth in this Agreement, a warrant (the “Warrant”) to purchase from the Company, at Warrantholder’s option, One Hundred Thousand (100,000) shares of the Company’s Common Stock at the purchase price set forth below (the “Exercise Price”), provided that Warrantholder’s right to purchase such shares shall vest 25,000 shares on the Effective Date, and 25,000 shares on each of the 90th, 180th, and 270th day after the Effective Date, so long as Warrantholder is  on such date an advisor to the Company under the Advisor Agreement dated June 23, 2008 between Warrantholder and the Company (the “Advisor Agreement”), and on which 270th day such shares covered by this Warrant shall be fully vested. For purposes of this Warrant, the Common Stock described herein shall be referred to as the “Shares”.

For purposes of this Section 1, the “purchase price” of the Shares shall be equal to the closing public trading price of the common stock of the Company at the end of the trading day immediately preceding the Effective Date (closing price on June 20, 2008 of $1.45).

2.

Exercise Period.  Commencing immediately, the vested Shares may be exercised, and shall be exercisable until June 23, 2011 (three years after the Effective Date), after which date this Warrant shall terminate as to any unexercised portion hereof.

3.

Exercise of the Purchase Rights.

(a)

Subject to this Agreement, the purchase rights set forth in this Agreement are exercisable by Warrantholder at any time prior to the expiration of the applicable term set forth in Section 2, by tendering to the Company at its principal office a notice of exercise in the form attached to this Agreement as Exhibit A (the “Notice of Exercise”), duly completed and executed, together with a cashier’s check or wire transfer (or other mode of payment acceptable to the Company as provided in Section 3(b) below) in the amount of the aggregate purchase price of the Shares to be purchased, together with all applicable transfer taxes, if any provided, however, in no event may Warrantholder exercise this Warrant for less than Twenty Five Thousand (25,000) shares in any single exercise.  Upon receipt of the Notice of Exercise and the payment of the purchase price therefore, the Company shall issue to Warrantholder a share certificate for the number of Shares purchased.

(b)

Provided the Company’s Common Stock is quoted on the OTC Bulletin Board or listed on the American Stock Exchange, Nasdaq Capital Market, Nasdaq Global Select Market, Nasdaq Global Market, or New York Stock Exchange, this Warrant may also be exercised by means of a "cashless exercise" in which the Warrantholder shall be entitled to receive a certificate for the number of Warrant Shares equal to X=(Y(A-B))/A, where:

X=

the number of shares of Common Stock to be issued to the holder

Y=

the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=

Fair Market Value

B=

Purchase Price (as adjusted to the date of such calculation)

4.

Reservation of Shares.  The Company shall at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase the Shares as provided in this Agreement.

5.

No Rights as Shareholder.  This Agreement does not entitle Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the issuance of a stock certificate representing the Shares.

6.

Warrant Nontransferable.  The Warrant may not be sold, pledged, assigned or transferred in any manner without the written consent of the Company.

7.

Adjustments of Warrant Price and Number of Shares.  The number and character of Shares issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefore, are subject to adjustment upon the occurrence of the following events:

(a)

Adjustment for Reclassification, Reorganization or Merger.  In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) on or after the date hereof, or in case, after such date, the Company (or any such other corporation) shall merge with or into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraph (b) hereof; in such case, the terms of this Section 7(a) shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

(b)

Adjustment for Stock Splits, Stock Dividends, Recapitalization, etc.  The Warrant Price of this Warrant and the number of Shares issuable upon exercise of this Warrant shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding Shares that occurs after the date of the Warrant.

8.

Other Adjustments.  Except as provided in Section 7, no adjustment on account of dividends or interest on Common Stock as the case may be, will be made upon the exercise hereof.

9.

No Fractional Shares.  No fractional shares of Common Stock will be issued in connection with any exercise hereunder.  In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of common stock on the date of exercise, as determined in good faith by the Company’s Board of Directors

10.

Securities Issues.  Warrantholder, intending that the Company rely upon the following representations and covenants of Warrantholder, which by execution of this Agreement, Warrantholder hereby represents and warrants that both as of the date hereof and the date(s) of his purchase of Shares under this Warrant:

10.1

Acquisition for Own Account.  Warrantholder is entering into this Agreement for Warrantholder’s own account and not with a view to or for sale in connection with any distribution of securities.

10.2

No Transfers Contemplated.  Warrantholder does not presently have any contracts, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any securities of the Company.

10.3

Investment Purpose.  Warrantholder has not been organized for the purpose of entering into this Agreement.

10.4

Restrictions on Acquired Securities.  Warrantholder acknowledges that any securities acquired pursuant to this Agreement may not be sold, pledged, assigned or transferred in any manner, except pursuant to registration and qualification under applicable securities laws, or if an exemption from such registration or qualification is applicable.

10.5

Investment Experience.  Warrantholder acknowledges that Company is a public company and that he has access to all public filing information filed by the Company, and is relying solely on such public information in making his decision concerning the terms and conditions of this Warrant. Warrantholder or the representatives, affiliates or advisors of Warrantholder, has had the opportunity to ask questions of and receive answers from the officers of the Company, or persons acting on its behalf, concerning the terms and conditions of this Warrant, and all such questions have been answered to the full satisfaction of the Warrantholder or the representatives, affiliates or advisors of the Warrantholder.  Warrantholder is able to bear the economic risk of Warrantholder’s investment and has such knowledge and experience in financial and business matters that alone or with the aid of representatives, affiliates or advisors, is capable of evaluating the merits and risks of the transactions provided in this Agreement. Warrantholder either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of Warrantholder’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the issuance of the Warrant purchase of the Shares.

10.6

Accredited Investor.  Warrantholder is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

10.7

Legend.  Warrantholder understands that any Common Stock issuable upon the exercise of the Warrant under this Agreement shall be subject to transfer restrictions generally upon Common Stock of the Company and under applicable law and may bear legends in the form substantially as follows:

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR “BLUE SKY” LAWS OF CALIFORNIA OR ANY OTHER STATE, AND THEREFORE MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE APPLICABLE.

10.8

No General Solicitation.  Warrantholder has not seen or received any advertisement or general solicitation in connection with this Agreement or the Warrant.

10.9.

Principal Residence.  The principal address and state of residence of Warrantholder is as set forth in Section 14.4.

11.

Tax Issues.

Warrantholder acknowledges that Company has given Warrantholder no tax advice regarding the Warrant.

12.

Market Stand-Off and Piggyback Registration Rights.

12.1

In connection with any underwritten public offering by the Company or its successor of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including an initial public offering, the Warrantholder shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any of the Company’s (or its successor’s) equity securities without the prior written consent of the Company and its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed one hundred eighty (180) days.  This Section 12 shall only remain in effect for the two (2) year period immediately following the effective date of the Company’s initial public offering and shall thereafter terminate.

12.2

Notwithstanding the foregoing, the Warrantholder shall be subject to the market stand-off provisions of this Section 12 only if the executive officers of the Company are also subject to similar arrangements.

12.3

In order to enforce the provisions of this Section 12, the Company (or its successor) may impose stop-transfer instructions with respect to the Company’s equity securities, including the Shares, until the end of the applicable stand-off period.

12.4

Piggyback Registration Rights. If at any time Warrants are outstanding under this Agreement and there is not an effective registration statement covering all of the Warrant Shares and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the Warrantholder written notice of such determination and, if within five calendar days after receipt of such notice, the Warrantholder shall so request in writing, the Company shall include in such registration statement all or any part of the Warrant Shares which the Warrantholder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.  The obligations of the Company may be waived by the Warrantholder entitled to registration rights. Notwithstanding anything to the contrary herein, the registration rights granted hereunder to the Warrantholder shall not be applicable (i) for such times as such Warrant Shares may be sold by the Warrantholder without restriction under Rule 144 of the 1933 Act or (ii) for any shares of the Company which may be held by the Warrantholder other than the Warrant Shares.

13.

Representations and Warranties.  The Company hereby represents and warrants, to and for the benefit of the Warrantholder, as follows:

13.1

Company Duly Organized.  Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Colorado and has all necessary power and authority to perform its obligations under this Warrant;

13.2

Warrant Duly Authorized.  The execution, delivery and performance of this Warrant has been duly authorized by all necessary actions on the part of Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

13.3

No Conflicts.  This Warrant does not violate and is not in conflict with any of the provisions of the Company’s Articles of Incorporation or Bylaws; and

13.4

Issuance of Shares.  The Company covenants that all Shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof.  The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for securities of the Company upon the exercise of this Warrant.

14.

Miscellaneous.

14.1

Governing Law.  This Agreement is made in San Diego County, California, and it shall be construed exclusively in accordance with and governed in all respects by the laws of the State of California without regard to California’s conflict-of-law provisions.  All parties hereby consent to the exclusive venue and jurisdiction of the federal and state courts located in San Diego County, California for any and all claims arising from or related to this Agreement.

14.2

Entire Agreement.  This Agreement constitutes the final, complete and exclusive agreement between the parties pertaining to the subject of this Agreement, and supersedes all prior and contemporaneous agreements.  None of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the party making the waiver.  Any changes or supplements to this Agreement must be in writing and signed by both of the parties.

14.3

Assignment.  This Agreement shall be binding on, and shall inure to the benefit of, the parties and their respective heirs, legal representatives, successors and permitted assigns.

14.4

Notices, Etc.  All notices, requests, demands or other communications that are required or permitted under this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to a party or three (3) days after being deposited in the United States mail, postage prepaid, return receipt requested, and addressed as follows, unless and until any of such parties notifies the others in accordance with this Section of a change of address:

The “Company”:

IdeaEdge, Inc.

6440 Lusk Blvd., Suite 200

San Diego, CA 92121

Attention: President

“Warrantholder” and “Holder”:

Joseph Abrams

131 Laurel Grove Ave

Kentfield, CA 94904

14.5

Cost and Expenses of Enforcement.  If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, the successful or prevailing party or parties shall be entitled to recover attorneys’ fees and other costs incurred in or associated with that action or proceeding, in addition to any other relief to which such party may be entitled.

14.6

Severability.  In the event that any one or more of the provisions contained in this Agreement or in any other document referenced in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document.

14.7

Time is of the Essence.  Time is of the essence in construing each provision of this Agreement.

14.8

Interpretation.  The headings set forth in this Agreement are for convenience only and shall not be used in interpreting this Agreement.  The parties acknowledge that each party has reviewed and revised, or have had an opportunity to review and revise, this Agreement.  Therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

14.9

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  A faxed signature shall be as valid as an originally executed signature.

             [Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant Agreement to be executed as of the Effective Date.

IdeaEdge, Inc.,

By:  /s/ Jonathan Shultz

        Jonathan Shultz, Chief Financial Officer

“Warrantholder”

/s/ Joseph Abrams

       Joseph Abrams

Exhibit A

Notice of Exercise

To:

Chief Financial Officer

IdeaEdge, Inc.

(1)

The undersigned Warrantholder (“Warrantholder”) hereby elects to purchase ____________________ (_______) shares of the Common  Stock of IdeaEdge, Inc., a Colorado corporation (the “Company”), pursuant to the terms of the Warrant Agreement dated as of June 23, 2008 (the “Warrant Agreement”) between the Company and Warrantholder, and (please check one of the following):

______  tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any; or

______  elects to purchase the shares by “cashless exercise” as provided in Section 3(b) of the Warrant Agreement.

(2)

In exercising Warrantholder’s rights to purchase the Common Stock of the Company, the undersigned hereby confirms and acknowledges the representations made in Section 7 of the Warrant Agreement.

(3)

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below.

___________________________________

(Name)

___________________________________

(Address)

WARRANTHOLDER

By:  ________________________________

Name: ______________________________

Date: _______________________________